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                                                                   EXHIBIT 10(g)


                                   SCHEDULE I



      Ferro Corporation has entered into executive employment agreements with its officers listed below substantially identical in all material respects to the Form of Amended and Restated Executive Employment Agreement (Exhibit 10(a) to Ferro Corporation's Form 10-Q for the three months ended March 31, 1998, which Exhibit is incorporated here by reference), except the lump sum severance payment is equal to a full year's compensation (base salary and incentive compensation) multiplied by three in the case of Hector R. Ortino and multiplied by two in the case of all other officers.

    In the case of Robert A. Rieger and Bret W. Wise, the Company has entered into change in control agreements, the form of which is attached hereto as
Exhibit 10 (j). The change in control agreements with Mr. Rieger and Mr. Wise are substantially indentical in all material respects to the form of change in control agreement filed with this Form 10-K.


           Executive Employment Agreement
           ------------------------------
                  David G. Campopiano
                  R. Jay Finch
                  J. Larry Jameson
                  Kent H. Lee
                  Hector R. Ortino
                  Millicent W. Pitts
                  Paul V. Richard

           Change in Control Agreement
           ---------------------------
                  Robert A. Rieger
                  Bret W. Wise